ASSET PURCHASE AGREEMENT
                            ------------------------

     THIS PURCHASE AND SALE AGREEMENT is entered into as of December 31, 1997 (the "Effective Date") among The Chip Merchant, Inc., a California corporation ("Buyer"), Software Technologies, Inc., a Nevada corporation dba Helix
Technologies (the "Seller"), Albara. Corporation, a Colorado corporation ("Shareholder"), and R al Provencher, an individual ("Provencher"), with reference to the following facts:

          A. Seller is engaged in the business of software development, marketing, sales and support services (the "Business").

          B. Seller owns all right, title, and interest in and to relational database, development environment software known as Helix Express that allows users to develop information management systems, along with related software programs, updates and patches, including but not limited to, Helix Express Runtime Engine, and Helix PowerMover, which software is more particularly described on Exhibit A attached hereto ("Software").

          C. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of Sellers right, title and interest in and to the Software and related intellectual property rights, and other information owned by Seller relating to the Software.

     NOW, THERFFORE, in consideration of the foregoing facts and the mutual promises set forth below, the parties agree as follows:

     1.     Sale  and  Purchase  of Assets.  Subject to the terms and conditions
            -------------------------------
set forth in this agreement, Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, all right, title and interest in and to:
(i) the Software, including without limitation in written and electronic form all source code, object code, file formats, object libraries, algorithms, macros, and technical and user documentation, the design and the "look and feel" of the screen displays and the user interface; all work in process; all patent, copyright, trademark, trade secret right and other intellectual property rights in and to the Software, any and all versions, modifications, corrections, adaptions. translations enhancements, improvements or derivative works thereof, and the program that creates the enabling keys; (ii) any rights to the "HelixTech" domain names; (iii) copies of all customer information, sales history, registration, mailing lists, and developer information related to the Software ("Customer Information"), (iv) a copy of Seller's customer list (Customer List"), and (v) copies of all financial, research and development, employee., subcontractor and vendor records related to the Software ("Other
Records")  (collectively,  the  "Assets").

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
          2.      No  Assumption  of  Ljability.  Buyer  shall  not assume or be
                  ------------------------------
obligated to perform any liability or obligation of Seller, whether or not such liability arises out of or in connection with the sale of the Assets hereunder.

          3.      Purchase Price.  The purchase price (the "Purchase Price") for
                  ---------------
the Assets shall be One Hundred and Twenty Thousand Dollars ($120,000. 00), payable in cash on the Effective Date. The Purchase Price shall be allocated to the Assets as set forth on Exhibit A. Each of the parties shall report this transaction for tax purposes in accordance with such allocation.

          4.      Closing.  The  closing  shall  take  place  at  the offices of
                  --------
Sheppard,  Mullin,  Richter  &  Hampton  LLP, 501 West Broadway, 19th Floor, San
Diego, California 92101-3598 on the Effective Date, at 10:00 A.M., California time, or such other date, place or time as may be agreed upon between the parties, such date being reffered to herein as the "Closing Date" or "Closing"; provided, however, that the Closing shall not occur until after each of the conditions set forth in Section 5 and 6 hereto have been satisfied.

               4.1    Transfer of Possession. On the Effective Date, Seller will
                      -------------------------
put Buyer into full possession of the Software and Customer List, including delivery of the Software configured in source code, together with all technical and user documentation and the compiler for the package. Buyer shall have access to the Customer Information and the Other Records in accordance with Section 9.1 below. Seller shall execute and provide slich assignments, assumptions and other instruments of transfer, in form and substance reasonably satisfactory to Buyer, with such other appropriate instruments of title and consents of third parties as Buyer shall reasonably request in order to effectively transfer the Assets and the Contracts.

               4-2     Further  Assistance.  Seller  at  any  time  after  the
                       --------------------
Effective Date shall execute, acknowledge and deliver any other assignments, conveyances and other assurances, documents and insruments of transfer or assumption, reasonably requested by Buyer and will take any other action consistent with the terms of this agreement that may reasonably be requested by Buyer for the purpose of better transferring to Buyer or reducing to possession the Assets or the assumption of the Assumed Liabilities by Buyer.

               4.3      License  Agreement.  As  of  the  Effective  Date, Buyer
                        -------------------
shall, as licensor, grant to Seller, as licensee, an exclusive, worldwide, nontransferable license to reproduce the Software for resale to end users, distributors, and dealers which are sublicensees, in accordance with the terms and conditions off the License Agreement attached as Exhibit B hereto ("License Agreement"). The term of the License Agreement shall commence upon the Effective Date and shall expire on July 1, 1998, or upon an earlier termination date mutually agreed to by Seller and Buyer ("License Termination Date"). If the License Termination Date occurs prior to June 1, 1998, Buyer shall deliver a payment in the amount of Five Thousand Dollars ($5,000) to Seller. The License

Agreement shall provide that Seller shall, provided Seller is not in breach of any of the terms and conditions of this agreement or the License Agreement, be exclusively entitled to all revenues from sales of the Software and/or derivative works for the time period through the License Termination Date.

5.     Conditions Precedent to the Closing by Buyer.  The obligation of Buyer to
       ---------------------------------------------
consummate this agreement is subject to the fulfillment at or prior to the Closing Date of the conditions set forth below.

               5.1     Representations  and Warranties.  The representations and
                       --------------------------------
warranties of Seller shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date and Seller shall have performed or compiled with all of its covenants, terms and conditions to be performed prior to Closing.

               5.2      No  Action.  No  action  or  proceeding  shall have been
                        -----------
instituted prior to or at the Closing before any court or other governmental body, or instituted or threatened by any public authority, or any individual or entity with whom Seller has a contractual relationship pertaining to the acquisition by Buyer of the Assets, the results of which could prevent, materially delay or make illegal the consummation of such purchase.

               5.3     Material  Damage.  Prior  to  the  Closing,  no  material
                       -----------------
damage, destruction, casualty or loss (whether or not covered by insurance) and no other event or condition materially and adversely affecting the Assets, shall have, occurred.

               5.4     Authorization  by the Seller.  The execution and delivery
                       -----------------------------
of this agreement by the Seller and the performance of the transactions contemplated herein shall have been duly authorized by the Seller's board of directors and shareholders and Buyer shall have received copies of all resolutions of the board of directors and shareholders pertaining to such authorization, certified by the Seller's secretary.

               5.5     Ownership of Software and Assets.     Buyer  shall  have
                       ---------------------------------
received from Seller evidence satisfactory to Buyer in its sole and absolute discretion that Seller owns all rights, title and interest in and to the Software and Assets, and if applicable, that Seller has acquired all rights, including all copyrights, to the Software from the original developer of the program, and demonstrate to Buyer that the Software does not contain any copyright notices or other legends or claims of ownership other than the copyright notice of Seller that will be deleted after the sale.

               5.6     Other  Assignments.     Seller shall  have  executed  and
                       ------------------
delivered to Buyer a Bill of Sale for the Assets in the form of Exhibit C and an Assignment of Trademarks and Service Marks and an Assignment of Copyrights in the form of Exhibit D, each duly executed by Seller.

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
          6.      Conditions  Precedent  to  the  Closing  by  Seller.     The
                  ----------------------------------------------------
obligation of Seller to consummate this agreement and to sell the Assets as provided herein is subject to fulfillment at or prior to the Closing Date of the conditions set conditions set forth below.

               6.1     Representations and Warranties.   The representations and
                       -------------------------------
warranties of Buyer shall be true and correct in all material respects as of the CLosing Date as though made on and as of the Closing Date, and Buyer shall have performed or complied with all of its covenants, terms and conditinos to be performed by Buyer prior to Closing.

               6.2     No  Action.     No action or proceeding shall have  been
                       -----------
instituted prior to or at the Closing Date before any court or other governmental body, or instituted or threatened by any public authority pertaining to the acquisition by Buyer of the Assets hereunder, the results of which could prevent or make illegal the consummation of such purchase.

              6.3     Other Agreements.  Buyer shall have executed and delivered
                       ----------------
to Seller an Assignment and Assumption Agreement in the form of Exhibit E duly executed by Buyer.

     7.     Seller's  Representations  and Warranties.     Seller represents and
            ------------------------------------------
warrants to Buyer, jointly and severally, the accuracy and copleteness of the matters set forth in this Section 7 as of the Effective Date, except as disclosed on Schedule 7 hereto.

          7.1     Organization  and  Standing.     Seller  is a corporation duly
                  ----------------------------
organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business, to own its properties, to enter into this agreement and to carry out the provisions hereof.

          7.2     Obligations.     Seller  has  no commitments, arrangements, or
                  ------------
agreements with any other party, which by their terms or effect would interfere with or preclude the carrying out of its obligations under this agreement.

          7.3     No  Infringement.     No patents, copyrights, trade secrets or
                  -----------------
other rights of others are or may be infringed by the Software. Seller further represents and warrants that it has not and will not use any rights of any third pary in the development of the Software, including any work-in-progress and any future work done for Buyer, without a license acceptable to Buyer and shall obtain an appropriate assignment of each such license so that Buyer has the right to maintain and modify any third party software included in the source code. Seller and Shareholder, jointly and severally, shall indemnify, defend and hold Buyer, its directors, officers, shareholders, employees, agents and representatives and affiliates harmless from and against any and all liability, loss, damage, cost or expense, including attorneys' fees and disbursements, resulting from any misappropriation or alleged misappropriation of any rights incorporated in the Software; provided that the right of indemnification shall not apply with respect to any modifications to the Software made by Buyer.

          7.4     No  Self-Help  or  Unauthorized  Code.     No  portion  of the
                  --------------------------------------
source code for the Software contains or will contain any back door, time bomb, drop dead device or other software routine designed to disable a computer program automatically with the passage of time or under the positive control of a person other than Buyer (collectively, "Self-Help Code"). No portion of the source code for the Software contains or will contain any virus, Trojan horse worm or other software routines designed to permit unauthorized access to disable, erase or otherwise harm software, hardware or data or to perform any other such actions (collectively, "Unauthorized Code").

          7.5     Ownership  of  Seller.     The  sole  shareholder of Seller is
                  ----------------------
Shareholder.

          7.6     No  Breach.     The  execution,  delivery,  performance  and
                  -----------
compliance by Seller with this agreement will not (with or without the giving of notice or passage of time) result in any material breach of, constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of Seller pursuant to any material agreement or other instrument to which Seller is a party or by which Seller or any of its properties, assets or rights is bound or affected.

          7.7     Authorization  and Binding Effect.     The execution, delivery
                  ----------------------------------
and performance of this agreement by the Seller and the consummation of the transactions contemplated by this agreement have been all duly authorized by the board of directors of the Seller and all the corporate acts, proceedings and approvals required of the Seller, its officers, directors and shareholders for all of the foregoing have been duly taken and remain in effect. This agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

          7.8     Compliance with Laws and Other Instruments.     Seller has, to
                  -------------------------------------------
its knowledge, complied in all material respects with all laws, regulations and ordes applicable to the Assets and has all material permits and licenses required thereby. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which Seller is a party or by which it is bound, or to its knowledge, of any provision of any state or federal judgement, decree, order, statue, rule or regulation applicable to or binding upon Seller, the Assets, which materially adversely affect or, so far as Seller may now foresee, in the future is reasonably likely to materially adverely affect, the Assets.

          7.9     Litigation.     There  is  no  pending  or,  to  the  best  of
                  -----------
Seller's knowledge, threatened, suit, action , arbitration or legal or other proceeding, or governmental investigation, against or affecting the Business or the Asset.

          7.10     Title to and Condition of Assets.     Seller will have on the
                   ---------------------------------
Closing Date good and marketable title to all of the Assets, subject to no liens or encumbrances, whether by mortgage, security interest, pledge, lien, condition sale agreement, encumbrance, charge or otherwise, and at the Closing will deliver to Buyer full legal title thereto free and clear of all liens and encumbrances. All intellectual property rights in connection to the Software are listed on Exhibit A.

          7.11     Tax  Returns.     All  payroll tax and sales tax returns have
                   -------------
been accurately prepared and duly and timely filed and all other required federal, state and local tax returns of Seller with respect to Business and the Assets have been accurately prepared and duly filed (with the exception of the state and federal income tax returns for 1996) and all taxes required to be paid with respect to the Business and the Assets for the periods covered for which returns are required to have been filed on or before the date of this agreement have been paid.

          7.12     Brokers  or  Finders.     Seller  has  retained  no broker or
                   ---------------------
finder  in  connection  with  the  transactions  contemplated by this agreement.

          7.13     Material  Misstatements  or  Omissions.     None  of  the
                   ---------------------------------------
representations or warranties made by Seller (or the employees, agents or representatives of Seller) in this agreement nor any document, statement, certificate or schedule furnished or to be furnished by Seller (or the employees, agents or representatives of Seller) to Buyer pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements of fact contained herein or therein not misleading.

     8.    Buyer's  Representations  and  Warranties.     Buyer  represents  and
           ------------------------------------------
warrants to Seller the accuracy and completeness of the matters set forth in this Section 8 as of the Effective Date.

          8.1     Authorization  and Binding Effect.     The execution, delivery
                  ----------------------------------
and performance of this agreement by Buyer and the consummation of the transactions contemplated by this agreement have been duly authorized by the board of directors of Buyer, and the corporate acts, proceedings and approvals required of the Buyer, its officers, diectors and shareholders for all of the foregoing have been duly taken and remain in effect. This agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

          8.2     Organization.     Buyer  is  a  corporation  duly  organized,
                  -------------
validly existing and in good standing under the laws of the State of California.

          8.3     Execution  and Performance of Agreement.     The execution and
                  ----------------------------------------
performace by Buyer of this agreement and the transactions contemplated hereby will not violate any provision of, or result in the berach of, any contract, agreement or instrument by which Buyer is or will as of the Closing Date be bound.

          8.4     No  Broker.     Buyer  has not incurred any obligations to any
                  -----------
broker  or  agent  in  connection  with  this  transaction.

     9,    Covenants  of  Seller.     Seller  covenants  to  Buyer  as set forth
           ----------------------
below.

          9.1     Access  to  Information.     Seller  shall  provide  Buyer and
                  ------------------------
Buyer's representatives reasonable access to the Business Records and Seller's directors, officers, employees, agents and representatives prior to the Closing. For a period of two (2) years following the Closing, Seller shall permit Buyer and Buyer's representatives, including its accountants, to have reasonable access at Buyer's expense to Seller's books, records and data relating to the Business and the Assets (collectively, "Business Records") for the period prior to the Effective Date of which Buyer has no copy in connection with the preparation of Buyer's or any affiliate of Buyer's financial reports, tax returns, tax audits, the defense or prosecution of litigation (including arbitration) or any other reasonable need of Buyer to consult such records and data.

          9.2     Covenant  Not  to  Compete.     Except pursuant to the License
                  ---------------------------
Agreement, for a period of 3 years after the Effective Date, Seller, jointly and severally, shall not, at any time, directly or indirectly, within the countries listed on Exhibit E hereto, every other State of the United States and every other nation throughout the world, (i) own, manage, operate, control or be connected in any manner with the ownership, management, operation or control of any persno or entity that engages in the business of developing software competitive  with  the  Software,  (ii)  engage  in  any  activity  which  is in competition with the Busines as conducted on the Effective Date, and (iii) interfere with, disrupt or attempt to disrupt the relationship, contractual or otherwise, between the BUyer and any customer or prospective customer, supplier, lessee or employee of the Buyer, all so long as the BUyer continues to engage in the substantially the same business anywhere in the above-named geographical locations; provided, however that nothing contained in this Section 9.2 shall prohibit Licensee from the sale and distribution (but not the development) of
                                                         ---
competing software after the License Termination Date to customers other than those listed on the Customer List.

          9.3     Name.     After  the  Effective  Date, Seller shall not use or
                  -----
adopt the name "Helix" or "Helix Technology" or any variant thereof except as permitted by the License Agreement. Seller shall take all reasonable actions required by Buyer in order to assist Buyer in the adoption, use and protection of such name or variant thereof.

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
          9.4     Compliance.     Seller  will  use  its  reasonable  business
                  -----------
efforts to cause each of the conditions in Sections 5 and 6 to be timely satisfied.

     10.     Survival  of  Representations.     The  representations  and
             ------------------------------
warranties made by Seller herein, except as they may be fully performed prior to or contemporaneously with the Effective Date or License Termimation Date, shall survive until the first anniversary date of the Effective Date. The repesentations and warranties made by Buyer herein, except as they may be fully performed prior to or contemporaneously with the Effective Date or License Termination Date, shall survive until the first anniversary date of the Effective Date. The representations and warranties made by the Shareholder herein, except as may be fully performed prior to or contemporaneously with the Effective Date or License Termination Date, shall survive until the License Termination Date.

     11.     Indemnification
             ---------------

          11.1     Seller.     Seller  and  Shareholder,  jointly and severally,
                   -------
shall defend, indemnify and hold harmless Buyer (and its directors, officers, employees, affiliates and assignments) from and against any and all claims, liabilities, judgements, penalties, losses, costs, damages, demands and expenses, including attorneys' fees (collectively, "Losses") arrising by reason of, or in connection with, (i) any act or omission of Seller which constitutes a breach of Seller's representations and warranties contained in this agreement,
(ii) any liability of Seller not assumed by Buyer herein, (iii) any liability with respect to the Assets or the Business, (iv) any liability in connection with the employment of employees of the Business, (v) any liability for warranties and guaranties related to the Assets; provided, however, that Seller's and Shareholder's aggregate liability hereunder shall not exceed the Purchase Price and shall only arise to the extent aggergate Losses exceed Twenty-Five Thousand Dollars ($25,000).

          11.2     Procedure.     In  the  event  that  Buyer may be entitled to
                   ----------
indemnification hereunder with respect to any asserted claim of, or obligation or liability to, any third party, Buyer shall notify Seller and/or Shareholder thereof, describing the matters involved in reasonable detail. Seller and Shareholder, jointly and severally, shall be entitled to assume the defense thereof upon written notice to Buyer, provided, however, that once the defense thereof is assumed by Seller and Shareholder, Seller and Shareholder shall keep Buyer advised of all developments in the defense thereof and in any related litigation, and Buyer shall be entitled at all times to participate in the defense thereof at its own expense.

          11.3     Provencher's Indemnification Obligation.     Provencher shall
                   ----------------------------------------
defend, indemnify and hold harmless Buyer (and its directors, officers, employees, affiliates and assigns) from and against any and all claims, liabilities, judgements, penalties, losses, costs, damages, demands and expenses, including attorney's fees (collectively, "Losses") arising by reason

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of,  or  in  connection  with,  any breach or alleged breach of Shareholder's or
Seller's representations, warranties and covenants contained in Section 7.11. Provencher expressly agrees that the validity of this indemnification obligation and the obligations of Provencher hereunder shall in no way be terminated, affected or impaired by reason of assertion by Buyer against Seller of any of the rights or remedies reserved to Buyer pursuant to the agreement. Buyer may not modify the agreement with Seller without the written consent of Provencher. The liability of Provencher hereunder is primary and may be enforced by Buyer before or after proceeding against Seller and shall not be subject to deduction for any claim of offset, counterclaim or defense which Seller may have against Buyer. For purposes of Provencher's indemnification obligation under this
Section 11.3, the representations and warranties contained in Section 7.11 shall be deemed to survive indefinitely and the limitations on liability set forth in
Section  11.1  shall  not  apply.

     12.     Sales  Taxes.     Seller  shall  pay  all  taxes arising out of the
             -------------
transfer of the Assets to Buyer pursuant to this agreement; except that Buyer shall pay any California sales or use taxes arising out of such transfer. Buyer shall not be responsible for any sales, use, business, occupation, withholding or similar tax or any taxes of any kind related to the Assets or the Business for any period prior to the Effective Date.

     13.     General  Provisions.
             --------------------

          13.1     Arbitration.
                   ------------

               (1) Any controversy or claim arising out of this agreement, or any breach of this agreement, including any controversy or claim as to arbitrability or recission, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association.

               (2) Such arbitration in connection with any controversy or claim brought by Seller shall be conducted in San Diego, California. Such arbitration in connection with any controversy or cliam brought by Buyer shall be conducted in Houston, Texas.

               (3) Any judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall not, under any circumstance, have any authority to award punitive, exeplary or similar damages.

               (4) Either party may pursue the remedy of specific performance of this agreement, or seek a preliminary or permanant injunction against the breach of this agreement or in aid of thie exercise of any power granted hereunder, or any combination thereof, in any court having jurisdiction thereof without resort to arbitration.

               (5) In connection with any controversy or claim brought by Buyer, the parties hereby consent to the jurisdiction of the United States District Court in Houston, Texas.

          13.2     Notices.     All  notices,  requests,  consents,  and  other
                   --------
communications required or permitted hereunder shall be in writing and shall be personally delivered or mailed by using first-class, registered, or certified mail, postage prepaid, to the following addresses or to such other address as the parties hereto may designate in writing:

          To  BUYER:          The  Chip  Merchant,  Inc.
                              4870  Viewridge  Avenue
                              San  Diego,  CA  92123
                              Phone  No.:  (619)  614-4790
                              Facsimile  No.:  (619)  654-2707
                              Attention:  Mr.  Brian  Turner

          with  a  copy to:   Sheppard, Mullin, Richter & Hamptn LLP
                              501  West  Broadway,  19th  Floor
                              San  Diego,  California  92101-3598
                              Phone  No.:  (619)  338-6500
                              Facsimile  No.:  (619)  234-3815
                              Attention:  Amy  L.  Trenckino,  Esquire

          To  SHAREHOLDER:    Albara  Corporation
                              610  South  Frazier
                              Conroe,  Texas  77301
                              Phone  No.:  (409)  539-2992
                              Facsmilile  No.:  (409)  539-4141
                              Attention:  Mr.  Real  Provencher

          To  SELLER:         Software  Technologies,  Inc.
                              610  South  Frazier
                              Conroe,  Texas  77301
                              Phone  No.:  (409)  760-2400
                              Facsimile  No.:  (409)  539-4141
                              Attention:  Mr.  Real  Provencher
          with  a  copy  to:  Brown  Parker  &  Leahy,  LLP
                              1200  Smith,  Suite  3600
                              Houston,  Texas  77002
                              Phone  No.:  (713)  654-8111
                              Facsimile  No.:  (713)  654-1871

All such notices, requests, consents and other communications shall be deemed to be properly given if delivered personally or, if sent by mail, three business days after the same has been deposited in mail, addressed and postage prepaid as set forth above.

          13.3     Counterparts.     This  agreement  may  be  executed  in  any
                   -------------
number of counterparts, each of which when executed by the parties hereto and delivered shall be deemed to be an original, and all such counterparts taken together shall be deemed to be but one and the same instrument.

          13.4     Governing  Law.     This  agreement shall be governed by, and
                   ---------------
contrued and enforced in accordance with, the internal laws of the State of California.

          13.5     Integration  and  Construction.     This  agreement  shall
                   -------------------------------
comprise the complete and integrated agreement of the parties hereto and shall supersede all prior agreements, written or oral, on the subject matter hereof. This agreement has been drafted with the joint participation of the parties hereto and shall be contrued to be neither against nor in favor of Seller or Buyer in accordance with the fair meaning thereof.

          13.6     Waivers  and  Amendments.     No  amendment,  modification,
                   -------------------------
supplement, termination or waiver of any provision of this agreement, and no consent to any departure therefrom, may in any event be effective unless in writing and signed by the party or parties affected thereby, and then only in the specific instance and for the specific purpose given.

          13.7     Attorneys'  Fees.
                   -----------------

               (1) Each party to this agreement shall bear its own legal fees and any and all other expenses relating to the transactions contemplated in this agreement.

               (2) If any party institutes any arbitration, action or proceeding to enforce this agreement this agreement or any provision hereof or for damages by reason of any alleged breach of this agreement or of any provision hereof or for a declaration of rights hereunder, then the prevailing party in any such arbitration, action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such action or proceeding.

          13.8     Headings.     The  headings  of  this  agreement  are  for
                   ---------
convenience of reference only and shall not affect the construction of any provision of this agreement.

          13.9     Exhibits  and  Schedules.     Each  Exhibit  and  Schedule
                   -------------------------
referred to herein and attached hereto is an integral part of this agreement and is incorporated herein by this reference.

          13.10     Successors  and  Assigns.     This  agreement  and  the
                    -------------------------
provisions hereof shall be binding upon and inure to the benefit of each of the parties and their successors and assigns.

          13.11     No  Assignment.     Seller  agrees  that  it  shall  neither
                    ---------------
assign nor transfer any of its rights, privileges or obligations hereunder nor delegate its duties hereunder (including without limitation, by operation of law, such as, for example, by sale of the business or assets, merger or consolidation) without the prior written consent of Buyer which consent may not be unreasonably withheld. Buyer may assign its rights and delegate its duties under this agreement, without the consent of Seller. All representations, warranties, covenants and agreements of the parties shall bind their respective successors and assignees and shall inure to the benefit of their respective successors and permitted assignees.

          13.12     Severability.     The  invalidity or unenforceability of any
                    -------------
provision of this agreement shall not affect the validity or enforceability of any other provision.

          IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement effective on the date first set forth above.

     BUYER                         SELLER

     The  Chip  Merchant,  Inc               Software  Technologies,  Inc.,.
     a  California  corporation               a  Nevada  corporation


                                              /S/  Real Provencher

     By   /S/  Brian Turner                   By   Real Provencher
          ----------------------------             ---------------------------
     Its  Brian Turner  President             Its  President
           -------------------------               ---------------------------
          [Print  Name  and  Title]                [Print  Name  and  Title]

                                              SHAREHOLDER

                                              Albara  Corporation
                                              a  Colorado  corporation

                                              /S/  Real Provencher

                                              By   Real Provencher
                                                   ---------------------------
                                              Its  President
                                                   ---------------------------
                                                   [Print  Name  and  Title]

                                              PROVENCHER

                                              /S/  Real Provencher
                                              ---------------------------------
                                              Real  Provencher,  an  Individual

                                LIST OF EXHIBITS

Exhibits
--------
Exhibit  A  -  The  Assets

Exhibit  B  -  License  Agreement

Exhibit  C  -  Bill  of  Sale

Exhibit  D  -  Assignment of Copyrights; Assignment of Trademarks and Service Marks

Exhibit  E  -  Countries

Schedules
---------

Schedule  7  -  Disclosure  Exceptions

                                    Exhibit A

                                    THE ASSET
                                    ---------

     Purchase  Price

I.   Software  All  versions  of  the  related  database                $119,000
     development  environment.  software  known  as
     Helix Express that allows user to develop information management systems, along will all related software programs, updates and patches.

II.     Intellectual  Property:                                          $   100
        -----------------------

     (a)     Trademark

          HELIX  Trademark,  Federal  Registration  No.  1,682,683
          DOUBLE HELIX Trademark, Federal Registration No. 1,643,484 HELIX Illinois Registration No. 62,723
          FIFLIX Trademark, Registration in Japan No. 3,123,936 TIMIX Trademark, Registration in France

          Common law trademarks,: Helix Technologies, HelixTech, Multiuser Helix, Network Helix, Helix Mauix, Multimedia Helix, Helix Express French version, Helix Express Japanese version, Helix Tracker, Helix Helper. Custom Helper, Helix Express, Helix Express Client, I Helix Express Server, Runtime Helix, Helix Utility, Helix Update Collection, Helix Converter, Helix Multicopy Appletalk, Helix PowerMover, Helix Installer, Helix Translator, Helix TimeSavers.

     (b)     Copyrights:
             -----------

          Helix  Express  v.3.5  Copyright,  federal  registration  97,005,191
          Helix:  Expressv.4.0  Copyright,  federal  registration  97,005,192

          Copyrights  in  software,  documentation  and  marketing  materials

III.     Customer  Information  (defined  in  Section  1)                   $100
         ------------------------------------------------

IV.     Other  Records  (defined  in  Section  1)                           $100

V.      Convenant  Not  to  Compete  (included  in  Exhibit                 $700
        For  purchase  price  allocation

                                    Exhibit B

                                LICENSE AGREEMENT
                                -----------------

                                LICENSE AGREEMENT
                                -----------------

     This LICENSE AND SERVICE AGREEMENT ("Agreement") is entered into as of December 31, 1997, by and between The Chip Merchant Inc., a California Corporation and Software Technologies. Inc., a Nevada Corporation dba Helix Technologies ("LICENSEE").

                                    RECITALS
                                    --------

          A. LICENSEE is engaged in the business of software marketing, sales and support services (the "Business").

          B. In accordance with that certain Asset Purchase Agreement dated as of December 31, 1997 ("Purchase Agreement") CHIP, as Buyer, purchased from LICENSEE, as Seller, all right, title and interest in and to relational database development environment software known as Helix Express (TM) that allows users to develop information management systems, along with related software programs, updates and patches, including but not limited to, Helix Express Runtime Engine, and Helix PowerMover.

          C. CHIP desires to grant to LICENSEE, and LICENSEE desires to secure from CHIP, an exclusive nontransferable license to reproduce copies of the Software (as hereinafter defined) for resale to end users, distributors, and dealers which are sublicensees of the Software.

NOW THEREFORE, in consideration of the foregoing and the mutual promises and conditions set forth here the parties agree as follows:

     I     General  References.

          1.1     Definitions.
                  ------------

               As  used  herein:

               (a) "Affiliate" of CHIP or LICENSEE means (i) any entity or other Person in which CHIP or LICENSEE, or, as applicable, CHIP's or LICENSEE's franchisee, partner, joint venturers, principals, stockholders or directors has a direct or indirect substantial ownership interest; (ii) any entity or other Person that is directly or indirectly controlled by CHIP or LICENSEE; or

          (iii) any subsidiary of such a Person under United States generally accepted accounting principles consistently applied.

               (b) "Assets" means collectively, the Software, the Marks, all customer, sales history, registration, mailing lists, and developer information related to the Software.

               (c) "Marks" includes the trademarks "Helix Express", "Helix Express Runtime Engine", "Helix PowerMover", and other trademarks and service marks related to the Software as more particularly described on Exhibit "A" attached hereto.

               (d) "Person" includes an individual, corporation, partnership, trust, association or other entity or Organization.

               (e) "Software" means collectively, Helix Express (TM), and any derivative works created by CHIP (other than for internal use by CHIP) and related software programs, including Helix Express Runtime Engine and Helix PowerMover, configured in machine executable form and any and all prior versions, corrections, modifications, improvements, patches, updates or enhancements, and any related documentation, including without limitation, technical or user documentation. Software does not include, and CHIP has no obligation to provide to LICENSEE, the source code for any of the Software or any explanatory documentation relating to the source code, including Dow charts, logic diagrams, internal. specifications or source code commentary or notes.

          1.2     Use of Defined Terms.     Any defined terms used in the plural
                  ---------------------
preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined terms used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class,

          1.3     References.     References  herein  to  a Section shall refer,
                  -----------
unless  the  context  otherwise  requires,  to  a  Section  of  this  Agreement,

     2.     Term.     The  term  of  this  Agreement  shall  commence  upon  the
            -----
effective Date as such term is defined in the Purchase Agreement and shall expire on July 1, 1998, or upon an earlier termination date mutually agreed to by CHIP and LICENSEE, or upon termination pursuant to Section 10 of this Agreement ("License Termination Date"), In accordance with Section 5.3 of the Purchase Agreement, if the License Termination Date occurs prior to June 1, 1999, CHIP shall deliver a payment in the amount of Five Thousand Dollars ($5,000) to LICENSEE.

     3.     Grant.
            ------

          3.1     Scope  of  the License.     For the term of this Agreement and
                  -----------------------
subject to the other terms and conditions of this Agreement, CHIP hereby grants to LICENSEE the exclusive, nontransferable, royalty-free right and license to
(i) reproduced copies of the Software for resale to end users, distributors, and dealers which are sublicensees worldwide, and (ii) use the Marks in connection with the activities set forth in (i).

          3.2     Tradename  and Marks.     LICENSEE shall have the right to use
                  --------------------
the tradename "Helix Technologies" and the Marks in connection. with the license of the Software granted hereunder. LICENSEE shall also have, the right to label and package the Software, and to develop instructions, manuals, training, advertising, sales and marketing literature, including but not limited to any webpage and any other written Or electronic form of documentation for the Software. CHIP shall be the owner and retain exclusive title to the tradename "Helix Technologies" and the Marks.

          3.3     Limitations  on  the  Scope of the License.     This Agreement
                  -------------------------------------------
confer upon LICENSEE the right to (1) modify, create derivatives of, customize or translate any of die Software or Marks, or (2) use any Software for any purpose other than as ex1ressly authorized in this Agreement.

          3.4     No  Sublicenses.     Except for the limited exclusive right to
                  ----------------
reproduce copies of the Software for resale to end users, distributors, and dealers which are sublicenses, this Agreement does not confer upon the LICENSEE the right or license to grant sublicenses to any Person with respect to the Software., Mark-,, or Assets, without the prior written consent of CMP.

          3.5     Title.     Nothing  contained  in  this  Agreement  shall  be
                  ------
construed was a direct or indirect assignment or grant to LICENSEE or any other Person of any right, title or interest in anti to the Software, Marks, or Assets or any copyright trade secret or other intellectual property nights in and to the Software or any part thereof 6ther than the licenses expressly granted tinder this Agreement and LICENSEE acknowledges that U11P owns the Software, Marks, and Assets, including all copyright trade secret and other intellectual property rights in such Software. LICENSEE hereby acknowledges that any rights or interests that it acquires through the, use of the Software, Marks, and Assets, including any use not authorized by this Agreement, shall inure to the benefit of CHIP. UCENSEE shall not, directly or indirectly, take any action challenging, questioning or opposing the validity of any of the copyright, trade secret or other intellectual property rights of CHIP in the Software. LICENSEE shall not seek or obtain any registration of any patents or copyrights with respect to the Software or any corrections, modifications, improvements, updates or enhancements thereto or derivatives thereof,

          3.6     Relationship of Parties.     The relationship between CHIP and
                  ------------------------
LICENSEE is that of licensor and licensee of rights to use certain software, intellectual property and tangible personal property. In its capacity as licensee, LICENSEE shall be acting only as an independent contractor. Accordingly, LICENSEE shall have no authority, either express or implied, to make any commitment or representation on behalf of CHIP or incur any debt or obligation on behalf of CHIP. 'Me parties acknowledge that this Agreement does not constitute a joint venture or franchise under United States federal or state law, and does not create a fiduciary relationship between the parties.

     4.     Revenues  from  Software  Sales.     For the term of this Agreement,
            --------------------------------
and provided LICENSEE is not in default of any of the terms and conditions of the Purchase Agreement and this Agreement, LICENSEE shall continue to receive all revenues generated from reproductions of the Software. LICENSEE shall be responsible for collecting such revenues accrued prior to the License Termination Date, and LICENSEE hereby agrees to promptly forward to CHIP any such amounts received for sales of the Software that occur subsequent to the License Termination Date. LICENSEE. shall not be entitled to revenues received from the reproduction or sale of any Software or subsequent versions thereof that occur after the License Termination Date. In the unanticipated event that CHIP receives revenues from third parties generated from the sale, reproduction or distribution of the Software prior to the License Termination Date, CHIP shall remit the amount of such revenues to LICENSEE; provided, however, that nothing herein shall prohibit LICENSEE from receiving revenues, from sales. of the Software made by LICENSEE prior to the License Termination Date which may not have been received by LICENSEE prior to the License Termination Date.

     5.     Confidential  Information
            -------------------------

          5.1     Confidentiality     CHIP  and  LICENSEE  shall  maintain  in
                  ---------------
confidence all proprietary information of the other party to this Agreement disclosed to CT-TIP or LICENSEE under this Agreement. CHIP and LICENSEE shall not disclose any proprietary information to any other Person or, use such proprietary information for its own use or for any other Person's benefit other than as permitted expressly by this Agreement without the prior written consent of the owner of the proprietary information. CHM and LICENSEE shall abide by the reasonable confidentiality restrictions imposed by the other party from time to time for such proprietary information,

          5.2     Precautions.     LICENSEE  shall  take  such  precautions,
                  -----------
contractual or otherwise, as shall be reasonably calculated to keep strictly secret and confidential any proprietary information related to the Software and prevent unauthorized disclosure of such proprietary information by LICENSEE's and its Affiliates' employees, consultants. independent contractors and other agents or representatives. LICENSEE shall use, with regard to the Software, the higher of the standard of care that LICENSEE uses to protect its own proprietary information or the standard of care that a prudent business person would exercise to protect valuable proprietary information. Disclosure to LICENSEE's and its Affiliates' employees, consultants, independent contractors and other agents or representatives shall be made only on a need to know basis in a manner 6onsistent with the standard of care set forth above and only to an individual who has signed a confidentiality and nondisclosure agreement in such form as required by d-UP and with CTITP having the night to enforce such agreement as the third party beneficiary of such agreement. After termination of this Agreement, LICENSEE, it-, Affiliates and their successors and assigns shall not directly or indirectly use or divulge any proprietary information related to the Software and any other proprietary information of CMP and, within ten (10) days following request therefore, shall return to CHIP all copies (in whatever media or means of storage, including electronic storage.) of the Software in its possession or in the possession of its Affiliates or their successors or ~-;signs or any employees, consultants., independent contractor-, and other agents and representatives of LICENSEE, its Affiliates or their successors or assigns, and such delivery shall constitute a representation and warranty by LICENSEE that it has returned all such copies.

          5.3     Continuation.     To  the extent the Software is not disclosed
                  ------------
pursuant to the provisions. of Section 5.4 hereof, the obligations under this Section shall remain in effect after termination of this Agreement even though any or all of the other pro-visions of this Agreement may be terminated.

          5.4     Exceptions.     Notwithstanding the confidentiality provisions
                  ----------
in Sections 5.1, 5.2 and 5.3 above, a party may disclose proprietary information of the other party with the prior written consent of such other party or (i) pursuant to art older of a court or other governmental authority or in accordance with applicable securities laws requiring disclosures providing that the disclosing party first notifies the other party of the order or disclosure obligation and assists the other party in taking reasonable steps to seek a protective order or other appropriate relief, (ii) after the proprietary information on becomes available in die public domain other than by Mason of breach of this Section 5; (iii) after the disclosing party has obtained the proprietary information lawfully from an independent source and the disclosing party is able to document the independent source; and (iv) the party intending to disclose has a good faith belief that it is required by law to disclose such information provided that such party first notifies the other party of such good faith belief and provided that such party shall not so disclose if the other party provides the party intending to make the disclosure with an opinion of independent counsel to the other party that disclosure is not required by law.

          5.5     Equitable  Remedy          LICENSEE  understands  and  agrees
                  -----------------
that, due to the unique nature of the Software, CHIP will suffer irreparable harm if LICENSEE, its, Affiliates, or any of the directors, officers, shareholders, consultants,~ independent contractors, employees, agents or other representatives of LICENSEE fail to comply with any of LICENSEES obligations under this Section 5 and that monetary damages would be inadequate to compensate. fully CHIP for any such breach. Accordingly, LICENSEE agrees that in the event of breach or threatened breach of LICENSEE'S obligations under this
Section 5, CIEP shall. be entitled to injunctive relief to enforce the terms of this Section, without the proof of actual damages or the posting of any bond, in addition to any other remedies available at law or in equity.

     6.     Covenants  of  LICENSEE     As a condition of the rights and license
            -----------------------
granted herein and as a condition to the continuing exercise of such rights and licenses, LICENSEE covenants to each of the following:

          6.1     Books  and  Records.  LICENSEE  shall  keep accurate books and
                  --------------------
records regarding LICENSEE's use of the Software, Marks and Assets in sufficient detail to enable CHIP to determine whether LICENSEE has complied with this Agreement, CHIP or its agents or representatives shall have the right, during regular business hours and upon reasonable request, to inspect and copy at CHIP's own expense, such books and records.

          6.2     Customer  Information.     LICENSEE  shall  maintain  all
                  ----------------------
customer, sales, registration, mailing lists, and developer information ("Customer Information") and, within ten (10) days following request therefore, LICENSEE shall provide CHIP copies as requested by CHIP, of the Customer Information (in whatever media or means of storage).

          6.3 For the term of this Agreement LICENSEE shall conduct the business in the ordinary and usual course and consistent with past practices of the Business.

     7.     Warranties.
            -----------

          7.1     No  Warranties/Disclaimer  of Implied Warranties.     LICENSEE
                  -------------------------------------------------
acknowledges that LICENSEE is familiar with the Software having owned rights, to the

Software prior to the Closing Date as defined in the Purchase Agreement and that CHIP MAKES NO REPRESENTATIONS OR WARRAN'HFS WITH RESPECT TO THE SOFTWARE, AND THE SOFTWARE LICENSED UNDER THIS AGREEMENT IS PROVIDED "AS IS" WITIOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE AND WARRANTIES AGAINST INTERFERENCE AND AGAINST INFRINGEMENT

          7.2     Limitation on Remedies.     In no event will CHIP be liable to
                  ----------------------
LICENSEE for any damages, including any lost profits, lost savings or other incidental or consequential damages, arising out of the use or inability to use the Software, including the loss of any data or the cost of restoring or reconstructing any data, even if CHIP has been advised of the possibility of such damages or of my claim of any other Person.

     8.     Enforcement  of  Intellectual  Property  Rights.
            ------------------------------------------------

          8.1     Notice  of  Infringement.     LICENSEE  shall  inform  CHIP of
                  -------------------------
known or suspected third party activities, that infringe or may infringe the copyright, trade secret, trademark or other intellectual property right in the Software, Marks, or Assets.

          8.2 CHIP Right to Prosecute.     CHIP shall have the, exclusive right,
              ------------------------
but not the obligation, to commence and prosecute litigation or other proceedings to enforce its rights in the Software, Marks, and Assets. All expenses of such litigation or other proceedings shall be borne by CHIP except that CHIP shall be entitled to recover from LICENSEE any expenses it incurs in enforcing its rights against LICENSEE. All recoveries resulting from the litigation or other proceedings shall be for the benefit of CHIP. LICENSEE shall make itself and its employees and other personnel under its or its Affiliate's control available to testify in any litigation or other proceedings, execute and verify such lawful papers and make such lawful oath and otherwise cooperate to the extent reasonably required by CHIP to obtain and enforce proper protection for the Software, Marks, and Assets.

     9.     Indemnification.
            ----------------

          9.1     LICEN5EE.     LICENSEE  shall  defend,  indemnify,  and  hold
                  ---------
harmless CHIP (and its directors, officers, employees, Affiliates and assigns) from and against any and all claims, liabilities, judgments, penalties, losses, costs, damages, demands. and expenses, including attorneys' fees (collectively, "Losses") arising by reason of, or in connection with, (i) any use of the Software, Marks or Assets that is not in accordance with this Agreement that. violates the rights, of any third party, (ii) any claims or demands of third parties, including customers of LICENSEE, arising in connection with any activities of LICENSEE or its employees, agents, representatives or Affiliates, or in connection with the operation of the Business or sales of the Software (including any warranty claims), and (iii) claims or demands for injury to property or persons made by any person in connection with the operation of the Business.

          9.2.     Procedure.     In  the  event  that  CHIP  may be entitled to
                   ----------
indemnification hereunder with respect to any asserted claim of, or obligation or liability to, any third party, CHIP shall notify LICENSEE thereof, describing the matters involved in reasonable detail. LICENSEE shall be entitled to assume the defense thereof upon written notice to CHIP, provided, however, that once the defense thereof is assumed by LICENSEE, LICENSEE shall keep CHIP advised of all developments in the defense thereof and in any related litigation, and CHIP shall be entitled at all times to participate in the defense thereof at its own expense.

          10.     Termination.
                  ------------

          10.1     Failure  to Perform Obligations.     If either party fails to
                   --------------------------------
perform any of its obligations under this Agreement including in the case of LICENSEE any payment obligation or covenant default the other party may, in addition to any other remedy it may have, terminate this Agreement by giving thirty (30) days written notice to the defaulting party of its intention to do so, specifying the default and intended effective date of the termination notice. Such termination notice shall be effective to terminate this Agreement on the stated date unless the defaulting party has cured the alleged default(s) within the thirty (30) day cure period.

          10.2     Effect  of  Termination.     The  parties expressly agree and
                   ------------------------
understand that termination of this Agreement shall in no way relieve any party from obligations incurred prior to the date of termination. LICENSEE further agrees that upon termination, neither LICENSEE nor any Affiliate of LICENSEE shall use the Software, Marks, or Assets.

          11.     Taxes.     LICENSEE  shall  be  responsible  for  collection,
                  ------
remittance and payment of any and all applicable taxes, withholding obligations, charges, excises, imposts, levies, assessments or fees (excluding any income taxes payable by CHIP) due in connection with the rights and licenses granted in this Agreement. LICENSEE shall provide certified proof of payment to CHIP within ten days of payment thereof.

     12.     Miscellaneous.
             --------------

          12.1     Arbitration.
                   ------------

               (1) Any controversy or claim arising out of this agreement, or any breach of this agreement, including any controversy or claim as to arbitrability or rescission, shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association,

               (2) Such arbitration in connection with any controversy or claim brought by LICENSEE shall be conducted in San Diego, California. Such arbitration in connection with any controversy or claim brought by CHIP shall be conducted in Houston, Texas.

               (3) Any judgment upon the award rendered by the arbitrators maybe entered in any court having jurisdiction thereof. The arbitrators shall not, under any circumstance, have any authority to award punitive, exemplary or similar damages.

               (4) Either party may pursue the remedy of specific performance of this agreement or seek a preliminary or permanent injunction against the breach of this agreement or in aid of the exercise of any power granted hereunder, or any combination thereof, in any court having jurisdiction thereof without resort to arbitration.

               (5) In connection with any controversy or claim brought under this section by LICENSEE, the parties hereby consent to the jurisdiction of the United States District Court, Southern District of California, in San Diego, California, for all purposes.

                    In connection with any controversy or claim brought by CHIP, the parties hereby consent to the jurisdiction of the United States District Court in Houston, Texas.

          12.2     Notices.     Any  notice,  request,  demand,  or  other
                   --------
communication required or permitted under this Agreement shall be deemed to be properly given by the sender and received by the addressee (i) if personally delivered; (ii) three (3) business days after deposit in the mails if mailed by certified or registered air mail, postage prepaid; or (iii) twenty-four hours after being sent by facsimile with confirmation sent as provided in (ii) above, addressed as follows, and in the case of facsimile transmission, to the appropriate facsimile number shown below:

          To  CHIP:        The  Chip  Merchant,  Inc.
                           4870  Viewridge  Avenue
                           San  Diego,  CA  92123
                           Phone  No.:  (619)  614-4790
                           Facsimile  No.:  (619)  654-2707
                           Attention:  Mr.  Brian  Turner

          with a copy to:  Sheppard,  Mullin,  Richter  &  Hampton  LLP
                           501  West  Broadway,  19th  Floor
                           San  Diego,  California  92101-3598
                           Phone  No.:  (619)  338-6500
                           Facsimile  No.:  (619)  234-3815
                           Attention:  Amy  L.  Tranckino,  Esquire

          To  LICENSEE:    Software  Technologies,  Inc.
                           610  South  Fazier
                           Conroe,  Texas  77301
                           Phone  No.:  (409)  760-2400
                           Facsimile  No.:  (409)  539-4141
                           Attention:  Mr.  Real  Provencher

          with a copy to:  Brown.  Parker  &  Leahy,  LLP
                           1200  Smith,  Suite  -1600
                           Houston,  Texas  77002
                           Phone  No.:  (713)  654-8  111
                           Facsimile  No.-  (713)  654-1871
                           Attention:  Charles  D.  Powell,  Esquire

or to such other address or facsimile number as from time to time may be given in the manner permitted above.

          12.3     Captions.     The  captions  in  this  Agreement  are  for
                   ---------
convenience and reference only and the words contained therein shall in no way be hold to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement.

          12.4     Counterparts.     This  Agreement  may  be  executed  in  any
                   -------------
number of counterparts, each of which when executed by the parties hereto and delivered shall be deemed to he an original and all such counterparts taken together shall be deemed to be but one and the same instrument.

          12.5     Governing.     This  Agreement  shall  be  governed  by,  and
                   ---------
construed and enforced in accordance with, the internal laws of the State of California.

          12.6     Attorney's  Fees.
                   -----------------

               (1) Each party to this agreement shall bear its own legal fees and any and all other expenses relating to the transactions. contemplated in this agreement.

               (2) If any party institutes any arbitration, action or proceeding to enforce this agreement or any provision hereof or for damages by reason of any alleged breach of this agreement or of any provision hereof or for a declaration of rights hereunder, then the prevailing party in any such arbitration, action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with such action or proceeding.

          12.7     No  Material  Representations.     LICENSEE acknowledges that
                   ------------------------------
CHIP has not made any material representations other than as specifically recited herein that have induced LICENSEE to enter into this Agreement, and LICENSEE has not relied upon any written materials or documentation provided to LICENSEE by CHIP or by any employee, consultant, independent contractor or other agent of CHIP.

          12.8     Authority.     Each  individual  executing  this Agreement on
                   ----------
behalf of CHIP and LICENSEE represents and warrants that he or she is duty authorized to execute and deliver this Agreement on behalf of said party and that this Agreement is binding upon said party in accordance with its terms.

          12.9     Waiver.     The  waiver  by either of the parties, express or
                   -------
implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed a waiver of any other right under this Agreement or of any other failure to perform. under this Agreement by the other party, whether of a similar or dissimilar nature.

          12.10     Severability.     Should  any  part  or  provision  of  this
                    -------------
Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining parts or provisions shall not be affected by such holding.

          12.11     Entire  Agreement.     The  Purchase  Agreement  and  this
                    ------------------
Agreement set forth the entire agreement and understanding of the parties relating to the subject matter contained herein and therein and merge all prior and contemporaneous discussions and agreements between the parties. No claim or oral agreement in respect hereto and thereto shall be considered as any part hereof or thereof. No modification of any of the provisions hereof or thereof shall be valid unless in writing and signed by authorized representatives of the party against whom such modification is sought to be enforced.

          12.12     No Assignment.     LICENSEE agrees that the licenses granted
                    --------------
herein shall inure to the sole benefit of the parties hereto, as expressly authorized herein. The LICENSEE agrees that it shall neither assign nor transfer any of its rights, privi1eges or obligations hereunder nor delegate its duties hereunder to a third party which is not an affiliate of LICENSEE without the prior written consent of CHIP. LICENSEE further agrees that no assignment or transfer shall be effected by operation of law, such as, for example, by merger, consolidation, sale of the business or assets, or by acquisition of a majority of the voting stock of LICENSEE by a third party, without the prior written consent of CHIP. CHIP may assign its rights and delegate its duties under this Agreement, without the consent of LICENSEE. All representations, warranties, covenants and agreements of the parties shall bind their respective successors and assignees and shall inure to the benefit of their respective successors and permitted assignees.

          12.13     Further  Assurances.     The  parties  agree  to  execute,
                    --------------------
acknowledge and deliver all such further instruments as may he necessary or appropriate from time to time in order to carry out the intent and purpose of this Agreement.

          IN WITNESS WHEREOF, the parties executed this Agreement as of the date first above written.

                    "CHIP":

                    THE  CHIP  MERCHANT,  INC.,
                    a  California  corporation

                    By  /s/  Brian  Turner
                        ------------------
                      Brian  Turner  President
                    ---------------------------
                    [Printed  Name  and  Title]

                    "LICENSEE":

                    SOFTWARE  TECHNOLOGIES,  INC.,
                    a  Nevada  corporation
                    By  /s/  Real  Provencher
                        ---------------------
                      Real  Provencher,  President
                     -----------------------------
                     [Printed  Name  and  Title]

                                   EXHIBIT "A"

                                      Marks
                                      -----

Trademarks
----------

HELIX  Trademark,  Federal  Registration  No.  1,682,683
DOUBLE  HELIX  Trademark,  Federal  Registration  No.  1,643,484
HELIX  Illinois  Trademark,  Registration  No.  62,723
HELIX  Trademark,  Registration  in  Japan  No.  3,123,936
HELIX  Trademark,  Registration  in  France

Common law trademarks: Helix Technologies, HelixTech, Multiuser Helix, Network Helix, Helix Matrix, Multimedia Helix, Helix Express French version, Helix Express Japanese version, Helix Tracker, Helix Helper, Custom Helper, Helix Express, Helix Express Client, Helix Express Server, Runtime Helix, Helix
Utility, Helix Update Collection, Helix Converter, Helix Multicopy Appletalk, Helix PowerMover, Helix Installer, Helix Translator, Helix TimeSavers.

                                    Exhibit C

                                  BILL OF SALE
                                  ------------

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, and pursuant to that certain Asset Purchase Agreement dated as of December 31, 1997 (the "Asset Purchase Agreement"), among The Chip Merchant, Inc., a California corporation ("Buyer"), Software Technologies, Inc., a Nevada corporation dba Helix Technologies ("Seller"), Albara Corporation, and Real Provencher, Seller does hereby grant, bargain, transfer, sell, assign, convey and deliver to Buyer all right, title and interest in and to the Assets, as such terms are defined in the Asset Purchase Agreement.

     Seller, for itself and its successors and assigns, hereby represents and warrants that except as otherwise set forth in the Asset Purchase Agreement, Seller is the owner absolutely of the Assets, that the Assets are free and clear of and from all encumbrances, that it has good right to sell and assign the Assets to Buyer as aforesaid, and will warrant and defend the same to Buyer against the lawful claims and demands of all persons in accordance with and subject to the limitations of the Asset Purchase Agreement,

     Seller hereby covenants and agrees that at any time and from time to time forthwith upon the written request of Buyer, Seller will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the Assets sold, conveyed, transferred and delivered by this Bill of Sale'

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of December 31, 1997.

                                        Software  Technologies,  Inc.,
                                        a  Nevada  Corporation

                                        By  /s/ Real Provencher
                                            -----------------------
                                        Its     President
                                            -----------------------
                                           [Print  Name  and  Title]

State  of   Texas
           --------
County  of  Montgomery
           -------------

On     12-31-97    before  me,   Margaret Hoffart    Notary  Public,  personally
    -------------               -----------------
appeared    Real Provencher
         --------------------,

    personally  known  to  me  or      proved to me on the basis of satisfactory
----                             ------
evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) no the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS  my  hand  and  official  seal.

            /s/ Margaret Hoffart
   --------------------------------------
     Notary  Public  in  and  for  said
            County  and  State

                                    Exhibit D

                            ASSIGNMENT OF COPYRIGHTS
                            ------------------------

     Software Tecbnologies, Inc., a Nevada corporation dba Helix Technologies ("Assignor") for valuable consideration, does hereby sell, transfer, assign and convey to The Chip Merchant, Inc., a California corporation ("Assignee"), all of Assignor's right, title and interest, in and to the works (including all copyrights and applications for copyrights therein), set forth on Schedule 1 attached hereto and indorporated by reference herein, including any rights to secure renewals and extensions thereof for the United States of America and all countries of the world.

     This Assignment of Copyrights (the "Assignment") is issued pursuant to the terms of that certain Asset Purchase Agrement, dated the date hereof, by and among Assignee, Assignor, Albara Corporation, and Real Provencher (the "Agreement"), and this Assignment shall not be construed to expand, defeat, impair or limit the rights or remedies of the parties under the Agreement.


                                        Software  Technologies,  Inc.,
                                        a  Nevada  Corporation

                                        By:    /s/ Real Provencher     12/31/97
                                           ------------------------------------
                                             An  Authorized  Signatory  Date

Sworn to before me this 31 day of
December, 1997


/s/  Margaret Hoffart
--------------------------------
     Notary  Public

                                   Schedule 1
                                   ----------


Copyrights
----------

Helix  Express  v.3.5  Copyright,  federal  registration  97,005,191
Helix  Express  v.4.0  Copyright,  federal  registration  97,005,192

Copyrights  in  software,  documentation  and  marketing  materials

                   ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS
                   ------------------------------------------

     Software Tecbnologies, Inc., a Nevada corporation dba Helix Technologies ("Assignor") for valuable consideration, does hereby sell, transfer, assign and convey to The Chip Merchant, Inc., a California corporation ("Assignee"), all of Assignor's right, title and interest, in and to the trademarks and service marks set forth on Schedule 1 attached hereto and indorporated by reference herein, and the registrations and applications thereof and therefor, together with the goodwill of the business symbolized therby, for the United States of America and all countries of the world.

     This Assignment of Copyrights (the "Assignment") is issued pursuant to the terms of that certain Asset Purchase Agrement, dated the date hereof, by and among Assignee, Assignor, Albara Corporation, and Real Provencher (the "Agreement"), and this Assignment shall not be construed to expand, defeat, impair or limit the rights or remedies of the parties under the Agreement.


                                        Software  Technologies,  Inc.,
                                        a  Nevada  Corporation

                                        By:    /s/ Real Provencher     12/31/97
                                           ------------------------------------
                                             An  Authorized  Signatory  Date

Sworn  to  before  me  this    31     day  of
December,  1997


/s/  Margaret Hoffart
--------------------------------
     Notary  Public

                                   Schedule 1
                                   ----------


HELIX  Trademark,  Federal  Registration  No.  1,682,683
DOUBLE  HELIX  Trademark  Federal  Registration  No.  1,613,484
HELIX  Ilinois  Trademark,  Registration  No.  62,723
HELIX  Trademark,  Registration  in  Japan  No.  3,123,936
HELIX  Trademark,  Registration  M'  France

Common law trademarks: Helix Technologies, HelixTech, Multiuser Helix, Network Helix, Helix Matrix, Multimedia Helix, Helix, Helix Express French version,.Helix Express Japanese version, Helix Tracker, Helix Helper, Custom Helper, Helix Express, Helix Express Clientm helix Express Server, Runtime Helix, Helix Utility, Helix Update Collection, Helix Converter, Helix Multicopy Appletalk, Helix PowerMover, Helix Installer, Helix Translator, Helix TimeSavers.

         Exhibit E

    CALIFORNIA COUNTIES
    --------------------

Alameda               Orange
Alpine                Placer
Amador                Plumas
Butte                 Riverside
Calaveras             Sacramento
Colusa                San Benito
Contra Costa          San Bernardino
Del. Norte            San Diego
E I Dorado            San Francisco
Fresno                San Joaquin
Glenn                 San Luis Obispo
Humboldt              San Mateo
Imperial              Santa Barbara
Inyo                  Santa Clara
Kern                  Santa Cruz
Kings                 Shasta
lake                  Sierra
Lassen                Siskiyou
Los Angeles           Solano
Madera                Sonoma.
Marin                 Stanislaus
Mariposa              Slitter
Mendocino             Tehama
Merced                Trinity
Modoc                 Tulare
Mono                  Tuolumne
Monterey              Ventura
Napa                  Yolo
Nevada                Yuba